Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

10.875% Series A Cumulative Redeemable Preferred Shares

(CUSIP No. 75903M200)

of

Regional Health Properties, Inc.

for

12.5% Series B Cumulative Redeemable Preferred Shares

of

Regional Health Properties, Inc.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 31, 2022, UNLESS EXTENDED (SUCH DATE AND TIME FOR THE EXCHANGE OFFER, AS MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERED SHARES OF SERIES A PREFERRED STOCK (AS DEFINED BELOW) MAY NOT BE WITHDRAWN AFTER THE EXPIRATION DATE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

Telephone: (917) 262-2378

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals may call toll-free: (800) 662-5200

Banks and Brokers may call: (203) 658-9400

Email: RHE@investor.morrowsodali.com

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR SHARES OF SERIES A PREFERRED STOCK TO ANYONE OTHER THAN THE EXCHANGE AGENT.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Proxy Statement/Prospectus (as defined below).

The undersigned acknowledges that he or she has received the Proxy Statement/Prospectus dated February 28, 2022 (as it may be supplemented and amended from time to time, the “Proxy Statement/Prospectus”), of Regional Health Properties, Inc., a Georgia corporation (the “Company,” “our,” “we,” and “us”), and this Letter of Transmittal (this “Letter”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) any and all outstanding shares of its 10.875% Series A Cumulative Redeemable Preferred Shares (the “Series A Preferred Stock”) tendered in the Exchange Offer for newly issued shares of the Company’s 12.5% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Stock”).

In exchange for each share of Series A Preferred Stock properly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on May 31, 2022 (such time and date, as the same may be extended, the “Expiration Date”) and accepted by us, participating holders of Series A Preferred Stock will receive one share of Series B Preferred Stock (the “Exchange Consideration”).

Holders that tender their shares of Series A Preferred Stock that are accepted for exchange will forfeit any claim to all accumulated and unpaid dividends on such shares of Series A Preferred Stock, regardless of when accumulated, whether before or after the date hereof and including any interest that may accumulate through the settlement date for the Exchange Offer.

The Exchange Offer will expire at the Expiration Date, unless extended or earlier terminated by us. Tendered shares of Series A Preferred Stock may be withdrawn at any time prior to the expiration of the Exchange Offer. In addition, you may withdraw any tendered shares of Series A Preferred Stock if we have not accepted them for exchange within 40 business days from the commencement of the Exchange Offer on February 28, 2022.

In addition to the Charter Amendment Conditions and the Series B Preferred Designation Condition (each as defined in the Proxy Statement/Prospectus), the Exchange Offer is also conditioned on, among other things, that (i) the registration statement of which the Proxy Statement/Prospectus is a part (the “Registration Statement”) shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order shall have been issued by the Securities and Exchange Commission (“SEC”) and no proceeding seeking such stop order has been threatened or initiated by the SEC that remains pending; (ii) there shall have not been instituted, threatened in writing or be pending any action or proceeding before or by any court, governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the Exchange Offer, that is, or is reasonably likely to be, in our reasonable judgment, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, or which would or might, in our reasonable judgment, prohibit, prevent, restrict or delay consummation of the Exchange Offer or materially impair the contemplated benefits to us (as set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—Reasons for the Exchange Offer”) of the Exchange Offer, (iii) no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that, in our reasonable judgment, would or would be reasonably likely to prohibit, prevent, restrict or delay consummation of the Exchange Offer or materially impair the contemplated benefits to us of the Exchange Offer, or that is, or is reasonably likely to be, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, (iv) there shall have not occurred or be reasonably likely to occur any material adverse change to our business, operations, properties, condition, assets, liabilities or prospects and (v) there shall have not occurred (a) any general suspension of, or limitation on prices for, trading in securities in U.S. securities or financial markets, (b) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States, (c) any limitation (whether or not mandatory) by any government or governmental, regulatory or administrative authority, agency or instrumentality, domestic or foreign, or other event that, in our reasonable judgment, would or would be reasonably likely to affect the extension of credit by banks or other lending institutions or (d) a natural disaster or the commencement or material worsening of a war, armed hostilities, act of terrorism, pandemic or other international or national calamity directly or indirectly involving the United States which, in our reasonable judgment, diminishes general economic activity to a degree sufficient to materially reduce demand for our business. See the section titled “The Exchange Offer—Conditions of the Exchange Offer” in the Proxy Statement/Prospectus for a complete description of the conditions of the Exchange Offer. We reserve the right to extend or terminate the Exchange Offer if any condition of the Exchange Offer is not satisfied and otherwise to amend the Exchange Offer in any respect.

This Letter is to be completed by holders of the Series A Preferred Stock (“Holders”) if tenders are not made in accordance with the procedures mandated by the Automated Tender Offer Program (“ATOP”) of The Depository Trust Company (“DTC”) set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—The Depository Trust Company Book-Entry Transfer Procedures.” The Company will accept shares of Series A Preferred Stock for exchange tendered pursuant to the Exchange Offer through ATOP only after the Exchange Agent identified on the first page of this Letter (the “Exchange Agent”) timely receives, prior to the Expiration Date, (i) a timely book-entry confirmation that such shares of Series A Preferred Stock have been transferred into the Exchange Agent’s account at DTC and (ii) a properly transmitted agent’s message. The term “agent’s message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, stating that DTC has received an express acknowledgement from the participant in DTC tendering shares of Series A Preferred Stock that such participant has received and agrees to be bound by the terms of the Exchange Offer and that the Company may enforce such agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If a Holder of Series A Preferred Stock desires to tender its shares of Series A Preferred Stock for exchange pursuant to the Exchange Offer, but (i) the procedure for book-entry transfer cannot be completed on a timely basis, or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date, the Holder can still tender its shares of Series A Preferred Stock according to the guaranteed delivery procedures set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—Guaranteed Delivery Procedures.”

The Company reserves the right, at any time, or from time to time, to extend the Exchange Offer and to amend any of the terms and conditions of the Exchange Offer at its discretion.

Please read this entire Letter and the Proxy Statement/Prospectus carefully before checking any box below. The instructions included in this Letter must be followed.

YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED.

The undersigned has completed the box below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List in the table provided below the shares of Series A Preferred Stock to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.

TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF SERIES A

PREFERRED STOCK

(CUSIP NO. 75903M200)

	1	2
Name(s) and Address(es) of Registered Holder(s)	Aggregate Number of Shares of Series A Preferred Stock	Number of Shares of Series A Preferred Stock Tendered*

*	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of its shares of Series A Preferred Stock indicated in column 1.

The names of the Holders should be printed exactly as they appear on the certificate(s) listing the Holder as the owner of such shares of Series A Preferred Stock in the DTC system.

IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described shares of Series A Preferred Stock in exchange for the Exchange Consideration. Subject to, and effective upon, the acceptance for exchange of the shares of Series A Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such shares of Series A Preferred Stock as are being tendered hereby.

The undersigned understands that the undersigned’s tender of shares of Series A Preferred Stock pursuant to any of the procedures described in the Proxy Statement/Prospectus and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company. By properly tendering any shares of Series A Preferred Stock, the undersigned understands that it will waive any right to receive accrued but unpaid dividends on such security.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such shares of Series A Preferred Stock, with full power of substitution, among other things, to cause the shares of Series A Preferred Stock to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Series A Preferred Stock and to acquire the Exchange Consideration issuable upon the exchange of such shares of Series A Preferred Stock and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Series A Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—Withdrawal Rights” and Instruction 8 below.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF SERIES A PREFERRED STOCK AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the Exchange Consideration issued in exchange for the shares of Series A Preferred Stock accepted for exchange, and return any shares of Series A Preferred Stock not tendered or not accepted, in the name(s) of the undersigned (or credit such shares of Series A Preferred Stock to the undersigned’s account at DTC, as applicable). If the Exchange Consideration is to be issued to a person other than the person(s) signing this Letter, or if the Exchange Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If shares of Series A Preferred Stock are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this Letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any shares of Series A Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the shares of Series A Preferred Stock so tendered for exchange.

The undersigned understands that the delivery and surrender of the shares of Series A Preferred Stock are not effective, and the risk of loss of the shares of Series A Preferred Stock does not pass to the Exchange Agent, until receipt, prior to the Expiration Date, by the Exchange Agent of (i) a timely book-entry confirmation that shares of Series A Preferred Stock have been transferred into the Exchange Agent’s account at DTC and (ii) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of shares of Series A Preferred Stock will be determined by the Company, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS (See Instruction 3)	SPECIAL DELIVERY INSTRUCTIONS (See Instruction 3)

To be completed ONLY (i) if shares of Series A Preferred Stock in an amount not tendered, or Exchange Consideration issued in exchange for shares of Series A Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned or (ii) if shares of Series A Preferred Stock tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.	To be completed ONLY if shares of Series A Preferred Stock in an amount not tendered, or Exchange Consideration issued in exchange for shares of Series A Preferred Stock accepted for exchange, are to be delivered to someone other than the registered Holder of the shares of Series A Preferred Stock whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

Issue ☐ Exchange Consideration to: ☐ unexchanged shares of Series A Preferred Stock to: (check as applicable)	Deliver ☐ Exchange Consideration to: ☐ unexchanged shares of Series A Preferred Stock to: (check as applicable)

Name(s)	Name(s)
(Please Type or Print)	(Please Type or Print)

(Please Type or Print)	(Please Type or Print)

Address	Address
(Including Zip Code)	(Including Zip Code)

Credit the following delivered by book-entry transfer to the DTC account set forth below. ☐ Exchange Consideration: ☐ unexchanged shares of Series A Preferred Stock: (check as applicable)	IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

(DTC Account Number, if applicable)

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

                                                                                                                                                                                                                                              , 2022

                                                                                                                                                                                                                                              , 2022

	(Signature(s) of Owners(s))	(Date)
Area Code and Telephone Number:

If a Holder is tendering any shares of Series A Preferred Stock, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Series A Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:

(Title)

(Name and Firm)

Dated: , 2022

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter is to be completed by Holders of Series A Preferred Stock if tenders are not made in accordance with the procedures mandated by DTC’s ATOP set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—The Depository Trust Company Book-Entry Transfer Procedures.” In the case of tenders through ATOP, the Company will accept shares of Series A Preferred Stock for exchange pursuant to the Exchange Offer only after the Exchange Agent timely receives, prior to the Expiration Date, (i) a timely book-entry confirmation that such shares of Series A Preferred Stock have been transferred into the Exchange Agent’s account at DTC and (ii) a properly transmitted agent’s message.

If a Holder of Series A Preferred Stock desires to tender its shares of Series A Preferred Stock for exchange pursuant to the Exchange Offer, but (i) the procedure for book-entry transfer cannot be completed on a timely basis or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date, the Holder can still tender its shares of Series A Preferred Stock if all the following conditions are met:

(i)

the tender is made by or through a bank, broker dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”);

(ii)

the Exchange Agent receives by hand, mail, overnight courier, facsimile or electronic mail transmission, prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form attached as an exhibit to the Registration Statement, with signatures guaranteed by an Eligible Institution; and

(iii)

a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all shares of Series A Preferred Stock delivered electronically, together with this properly completed and duly executed Letter with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message in accordance with ATOP), and any other documents required by this Letter, must be received by the Exchange Agent within two days that the NYSE American LLC is open for trading after the date the Exchange Agent receives such Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The delivery of the shares of Series A Preferred Stock and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See the section titled “The Exchange Offer” in the Proxy Statement/Prospectus.

2. Signatures on this Letter; Assignments and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the shares of Series A Preferred Stock tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing the Holder as the owner of such shares of Series A Preferred Stock in the DTC system without any change whatsoever.

If any tendered shares of Series A Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered shares of Series A Preferred Stock are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the shares of Series A Preferred Stock specified herein and tendered hereby, no separate assignments of shares are required. If, however, the Exchange Consideration is to be issued to a person other than the registered Holder, then separate assignments of shares are required.

If this Letter or any assignments of shares are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on assignments of shares required by this Instruction 2 must be guaranteed by an Eligible Institution.

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the shares of Series A Preferred Stock are tendered: (i) by a registered Holder of shares of Series A Preferred Stock (including any participant in the DTC system whose name appears on a security position listing as the Holder of such shares of Series A Preferred Stock) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter; or (ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions. If Exchange Consideration and/or unexchanged shares of Series A Preferred Stock are to be issued in the name of a person other than the signer of this Letter, or if Exchange Consideration and/or unexchanged shares of Series A Preferred Stock are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for shares of Series A Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such shares of Series A Preferred Stock not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Series A Preferred Stock to it or its order pursuant to the Exchange Offer, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the shares of Series A Preferred Stock. If, however, any shares of Series A Preferred Stock not tendered or accepted for exchange are to be delivered to, or issued in the name of, any person other than the registered Holder of such Series A Preferred Stock, any shares are to be delivered to, or issued in the name of, any person other than the registered Holder of the Series A Preferred Stock tendered hereby, or if tendered shares of Series A Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of shares of Series A Preferred Stock pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

5. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Proxy Statement/Prospectus; however, the Charter Amendment Conditions, the Series B Preferred Designation Condition and the condition that the Registration Statement be declared effective may not be waived.

6. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Series A Preferred Stock for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Series A Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

7. Partial Tenders. If less than all the shares of Series A Preferred Stock evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the number of shares of Series A Preferred Stock that are to be tendered in the box entitled “Tendering Holders Complete this Box.” In such case, new certificate(s) for the remainder of the shares of Series A Preferred Stock that were evidenced by your old certificate(s) will only be sent to the Holder of the shares of Series A Preferred Stock (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the Exchange Offer. All shares of Series A Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

8. Withdrawal Rights. Tenders of shares of Series A Preferred Stock may be withdrawn (i) at any time prior to the Expiration Date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered shares of Series A Preferred Stock for exchange by that date. You may also validly withdraw shares of Series A Preferred Stock that you tender if the related Exchange Offer is terminated without any shares of Series A Preferred Stock being accepted or as required by applicable law. If such termination occurs, the shares of Series A Preferred Stock will be returned to the tendering Holder promptly.

For a withdrawal of a tender of shares of Series A Preferred Stock to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer-generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Exchange Agent at the address set forth above prior to the Expiration Date or after 40 business days from the commencement of the Exchange Offer if the Company has not accepted the tendered shares of Series A Preferred Stock for exchange by that date. Any such notice of withdrawal must (i) specify the name of the Holder that tendered the shares of Series A Preferred Stock to be withdrawn (or, if tendered by book-entry transfer, the name of the DTC participant holding such shares on the books of DTC), (ii) identify the shares of Series A Preferred Stock to be withdrawn, (iii) specify the number of shares of Series A Preferred Stock to be withdrawn, (iv) include a statement that the Holder is withdrawing its election to have the shares of Series A Preferred Stock exchanged, (v) be signed by the Holder in the same manner as the original signature on this Letter by which the shares of Series A Preferred Stock were tendered or as otherwise described above, including any required signature guarantees, and (vi) specify the name in which any of the shares of Series A Preferred Stock are to be registered, if different from that of the person that tendered the shares of Series A Preferred Stock (or, in the case of shares tendered by book-entry, the name and account number of the DTC participant to be credited with the withdrawn shares).

A Holder who validly withdraws previously tendered shares of Series A Preferred Stock prior to the Expiration Date and does not validly re-tender shares of Series A Preferred Stock prior to such Expiration Date will not receive the Exchange Consideration. A Holder of shares of Series A Preferred Stock who validly withdraws previously tendered shares of Series A Preferred Stock prior to the Expiration Date and validly re-tenders shares of Series A Preferred Stock prior to such Expiration Date will receive the Exchange Consideration. If the shares of Series A Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of shares of Series A Preferred Stock can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of shares of Series A Preferred Stock as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of shares of Series A Preferred Stock, subject to the other terms and conditions set forth in this Letter and in the Proxy Statement/Prospectus, the Holder’s Series A Preferred Stock will be withdrawn and the Holder will not be entitled to the Exchange Consideration. If the Holder withdraws its Series A Preferred Stock, the Holder will have the right to re-tender them prior to the Expiration Date in accordance with the procedures described above and in the Proxy Statement/Prospectus for tendering outstanding shares of Series A Preferred Stock.

9. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Series A Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive certain of the conditions of the Exchange Offer set forth in the Proxy Statement/Prospectus in the section titled “The Exchange Offer—Conditions of the Exchange Offer,” or any conditions or irregularities in any tender of shares of Series A Preferred Stock of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter and the instructions hereto) will be final and binding. No tender of shares of Series A Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers indicated above. Requests for additional copies of the Proxy Statement/Prospectus, this Letter and other related documents may be directed to the Information Agent or the Exchange Agent.

11. Tax Identification Number; Backup Withholding. Under U.S. federal income tax laws, consideration paid with respect to the Exchange Offer or the Series B Preferred Stock may be subject to backup withholding (at a rate of 24%). Generally, such payments may be subject to backup withholding if the holder fails to provide its taxpayer identification number (“TIN”) or certification of exempt status or has been notified by the Internal Revenue Service (the “IRS”) that payments to it are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a credit against a holder’s U.S. federal income tax liability and may entitle a holder to a refund, provided that it furnishes the required information to the IRS on a timely basis.

To avoid backup withholding, a U.S. holder (as defined in the Proxy Statement/Prospectus) should notify the Exchange Agent of its correct TIN by completing an IRS Form W-9 and certifying on such IRS Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. holder is required to certify on IRS Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the U.S. holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. holder should write “Applied For” in the space provided for the TIN in Part I of IRS Form W-9, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 24% from the Exchange Consideration. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

To prevent backup withholding, a non-U.S. holder (as defined in the Proxy Statement/Prospectus) should (i) submit a properly completed IRS Form W-8 BEN, IRS Form W-8BEN-E or other applicable IRS Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained on the web at www.irs.gov.

NOTE: FAILURE TO COMPLETE AND RETURN AN IRS FORM W-9 (OR, IF YOU ARE NOT A U.S. PERSON, THE APPLICABLE IRS FORM W-8) MAY RESULT IN BACKUP WITHHOLDING TAX ON CONSIDERATION PAID TO YOU PURSUANT TO THE EXCHANGE OFFER, AS WELL AS WITH RESPECT TO THE SERIES B PREFERRED STOCK.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

4 Exemptions (codes apply only to
certain entities, not individuals; see
instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the U.S.)

	☐ Individual/sole proprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another
LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

	5 Address (number, street, and apt. or suite no.) See instructions.							Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Social security number

-	-
or

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number

-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

  If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,

• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or

• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.

Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

•  Generally, individuals (including sole proprietors) are not exempt from backup withholding.

•  Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

•  Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

•  Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2018)	Page 5

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]

5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:
8.	Disregarded entity not owned by an individual	The owner

9.	A valid trust, estate, or pension trust	Legal entity[4]

10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

12.	Partnership or multi-member LLC	The partnership

13.	A broker or registered nominee	The broker or nominee
14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

*Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Form W-9 (Rev. 10-2018)	Page 6

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Continental Stock Transfer & Trust Company

1 State Street – 30th Floor

New York, NY 10004

Attention: Corporate Actions Department

Telephone: (917) 262-2378

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

Morrow Sodali LLC

333 Ludlow Street

5th Floor, South Tower

Stamford, CT 06902

Individuals may call toll-free: (800) 662-5200

Banks and Brokers may call: (203) 658-9400

Email: RHE@investor.morrowsodali.com

Additional copies of the Proxy Statement/Prospectus, this Letter or other Exchange Offer materials may be obtained from the Information Agent or the Exchange Agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the Information Agent or the Exchange Agent.